SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2006

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Motive, Inc. (the “Company”) received a letter, dated February 28, 2006, from the Nasdaq Listing Qualifications Hearings Panel, indicating that the Panel, subject to certain conditions, had granted the Company an additional extension of time until April 13, 2006 in which to file its Quarterly Report on Form 10-Q for the period ended September 30, 2005 and all required restated financial statements for previous periods, and to otherwise meet all listing standards of The Nasdaq Stock Market. In addition, the Company previously reported that it determined on March 28, 2006 that it will need additional time in order to complete its periodic financial reports and will be unable to meet the April 13, 2006 deadline.

On April 3, 2006, the Company received a letter from The Nasdaq Stock Market indicating that as a result of the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2005 with the Securities and Exchange Commission (“SEC”), the Company is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the SEC, as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the Company’s common stock will be subject to delisting from The Nasdaq National Market. If delisted, the Company expects its common stock to trade on the over-the-counter market and the Company intends to file an application for listing with The Nasdaq National Market as soon as possible after becoming current with its periodic financial reports. There can be no assurance that such an application will be granted. If the Company’s common stock is delisted from The Nasdaq National Market, the liquidity of its common stock could be adversely impacted and the Company may experience other adverse consequences resulting from the delisting and the failure to timely file periodic reports.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Press Release of Motive, Inc. dated April 7, 2006.

The exhibit is furnished herewith as Exhibit 99.1 to this report. This information shall not be deemed filed for the purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2006

MOTIVE, INC.

By:	/s/ April Downing
April Downing Principal Accounting Officer, Acting Chief Financial Officer and Vice President – Finance and Investor Relations

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Press Release of Motive, Inc. dated April 7, 2006.